Exhibit 10.7
AGREEMENT RELATING TO REGISTRATION RIGHTS
AND OTHER MATTERS
DATED AS OF JANUARY 1, 2008

AGREEMENT RELATING TO REGISTRATION RIGHTS AND OTHER MATTERS
     THIS AGREEMENT RELATING TO REGISTRATION RIGHTS AND OTHER MATTERS (as the same may be amended, modified or supplemented in accordance with its terms, this “Agreement”) is made as of January 1, 2008 by and between Cascal B.V.1, a Dutch private limited liability company (the “Company”), and Biwater Investments Limited, a company incorporated in England and Wales (the “Shareholder”).
     Following the series of stock split and recapitalization transactions that will effectively result in a 2,067-for-1 split of the Company’s shares and the Shareholder’s acquisition of all of the Shares of the Company owned by Biwater B.V., the Shareholder will own 21,849,343 common shares, par value EUR 0.50 per share, of the Company. This Agreement is being entered into in order to state affirmatively the agreement of the Company to provide the registration rights set forth in this Agreement and to address other matters related to the planned initial public offering of the Company (the “IPO”), in which the Shareholder expects to sell for its own account a portion of the Shares to be sold in the IPO. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 4.
     NOW, THEREFORE, in consideration of the mutual premises herein and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties hereby agree as follows:
1. Registration Rights Agreement.
     1.1 Demand Registrations.
     (a) Requests for Registration. On no more than two (2) occasions on or after the DR Reference Date, the Shareholder may request registration under the Securities Act of all or part of its Registrable Securities on Form F-1 or any similar long-form registration (“Long-Form Registrations”), or Form F-3 or any similar short-form registration (“Short-Form Registrations”), if available; provided, however, that the Registrable Securities to be included shall have an aggregate offering price (determined as provided in the applicable provisions of Securities Act Rule 457(a) and (c)) of not less than $15,000,000. All such requests shall be made by the Shareholder giving written notice thereof to the Company. All registrations requested pursuant to this Section 1.1(a) are referred to herein as “Demand Registrations.” Each request for a Demand Registration shall specify the number of Registrable Securities requested to be registered and the anticipated per share price range for the sale of the Registrable Securities. Subject to Section 1.1(d), the Company will include in each such Demand Registration all Registrable Securities with respect to which written notices of request for inclusion therein have been given to the Company as provided above.

[1]	Cascal B.V. will be converted to a Dutch public limited liability company and renamed Cascal N.V prior to the completion of its initial public offering.

     (b) Priority on Demand Registrations. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that, in their opinion, the number of Registrable Securities and other securities (if any) requested to be included in such offering exceeds the number of Registrable Securities and other securities (if any) which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration prior to the inclusion of any securities that are not Registrable Securities the number of Registrable Securities requested to be included that in the opinion of the underwriters can be sold without adversely affecting the marketability of the offering.
     (c) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration prior to the DR Reference Date or within 180 days after the effective date of a previous Demand Registration.
     (d) Selection of Underwriters. In any Demand Registration, the Shareholder will select the underwriters and manager(s) to administer the offering, subject to the approval of the Company, which approval will not be unreasonably withheld or delayed.
     (e) Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any Persons the right to require or request the Company to register any of its equity securities, or any securities convertible or exchangeable into or exercisable for any of its equity securities, without the prior written consent of the Shareholder, which consent shall not be unreasonably withheld or delayed; provided that the Company may without such consent grant rights to other Persons to participate in any registration of securities of the Company so long as those such rights are either pari passu or subordinate to the rights of the holders of Registrable Securities provided for in Section l.1(b) and in Sections 1.2(b) and 1.2(c).
     (f) Demand Registration Expenses. The Registration Expenses of the Shareholder, whether or not it becomes effective, will be paid by the Company in accordance with Section 1.5.
     (g) Delays in Filing Registration Statement. If the Company has been requested by the Shareholder to effect a Demand Registration, whether or not a registration statement with respect thereto has been filed or has become effective, and furnishes to the Shareholder a copy of a resolution of the Board of Directors of the Company, certified by the Company Secretary to be true and correct, stating that, in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company and its stockholders for such Demand Registration (A) to be filed on or before the dates such filing would otherwise be required hereunder; (B) to become effective; or (C) to remain effective as long as such registration statement would otherwise be required to remain effective because such action (x) would materially interfere with a significant acquisition, corporate reorganization or other similar transaction involving the Company; (y) would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (z) the Company is unable to comply with the requirements of the Securities and Exchange Commission, the Company has the

right, but not more than once with respect to any Demand Registration, to defer such filing or effectiveness or to suspend such effectiveness for a period of not more than 180 days; provided, however, that in the case of a deferral or suspension based on subclause (z), above, the Company shall use commercially reasonable efforts to effect compliance with the requirements of the Securities and Exchange Commission as promptly as may be practicable within such 180-day period.
     1.2. Piggyback Registrations.
     (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), the Company will give prompt written notice to the Shareholder of its intention to effect such a registration and will include in such registration, subject to Sections 1.2(b) and 1.2(c), all Registrable Securities with respect to which the Shareholder has given the Company written notices of request for inclusion therein within 20 days after the Company’s notice was given.
     (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration (subject to pro rata reduction along with other holders with pari passu registration rights), and (iii) third, if all of the Registrable Securities requested to be included in such registration are so included, other securities requested or permitted to be included in such registration.
     (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities (other than the Shareholder) for the benefit of which the Shareholder has consented to priority registration rights, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include (i) first the securities requested to be included in the registration statement on behalf of the other holders of the Company’s securities, and if all such securities are included in such registration, then (ii) second, the Registrable Securities requested to be included in such registration. To the extent that the managing underwriters determine that additional securities may be included in such registration, such additional securities shall be comprised of (i) first, the Registrable Securities requested to be included in such registration (subject to pro rata reduction along with other holders with pari passu registration rights), and (ii) second, if all of the Registrable Securities requested to be included in such registration are so included, other securities requested or permitted to be included in such registration.

     (d) Selection of Underwriters. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, the selection of underwriters and manager(s) for the offering by the Company must be approved by the Shareholder, which approval will not be unreasonably withheld or delayed.
     (e) Other Registrations. If the Company previously has filed a registration statement with respect to Registrable Securities pursuant to Section 1.1 or pursuant to this Section 1.2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for any of its equity securities under the Securities Act except on Form S-8 or any successor form, whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.
     (f) Piggyback Registration Expenses. The Registration Expenses of the Shareholder in all Piggyback Registrations, whether or not they become effective, will be paid by the Company in accordance with Section 1.5.
     1.3. Holdback Agreements.
     (a) The Shareholder agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company or any securities convertible into or exchangeable or exercisable for such securities during the seven-day period prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of that underwritten registration)(referred to herein as the “holdback period”), unless the underwriters managing the registered public offering otherwise agree or request a different holdback period, which holdback period shall in no event exceed 180 days.
     (b) The Company agrees (i) not to effect any public sale or distribution of any of its equity securities or any securities convertible into or exchangeable or exercisable for any of its equity securities during the seven-day period prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of that underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree or request a different holdback period, which holdback period shall in no event exceed 180 days, and (ii) to use its reasonable commercial efforts to cause each director and officer of the Company and each other holder of 10% or more of its outstanding equity securities (or any securities convertible into or exchangeable or exercisable for its equity securities) purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such periods (except as part of that underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.
     1.4. Registration Procedures. Whenever the Shareholder has requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its reasonable commercial efforts to effect the registration and the sale of those Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:
     (a) Furnish to the Shareholder such copies of each preliminary and final prospectus and such other documents as the Shareholder may reasonably request to facilitate the public offering of its Registrable Securities;
     (b) Use its best efforts to register or qualify the Registrable Securities covered by said registration statement under the applicable securities or “blue sky” laws of such jurisdictions as any selling holder may reasonably request; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;
     (c) Furnish to the Shareholder a copy of:
     (i) an opinion of counsel for the Company, dated the effective date of the registration statement, in customary form and covering matters of the type customarily covered by legal opinions obtained by the underwriters in an underwritten registration, as the Shareholder may reasonably request, and
     (ii) a “comfort” letter signed by the Company’s independent registered public accounting firm who have examined and reported on the Company’s financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants’ “comfort” letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ “comfort” letters delivered to the underwriters in underwritten public offerings of securities, to the extent that the Company is required to deliver or cause the delivery of such opinion or “comfort” letters to the underwriters in an underwritten public offering of securities;
     (d) Upon three (3) days’ prior written notice and at reasonable times during normal business hours and without undue interruption of the Company’s business or operations, permit the Shareholder or its counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them;

     (e) Furnish to the Shareholder a copy of all documents filed and all correspondence from or to the Securities and Exchange Commission in connection with any such offering of securities;
     (f) Use its best efforts to ensure the obtaining of all necessary approvals from the National Association of Securities Dealers, Inc., if such approvals are required;
     (g) Cause all Registrable Securities covered by the registration statement to be listed on each securities exchange on which similar securities issued by the Company are then listed; and
     (h) Otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission.
     1.5. Registration Expenses.
     (a) The Company will bear, as provided herein, all expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with state securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent registered public accounting firm, underwriters (excluding underwriting discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”). Registration Expenses will also include the Company’s internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audits or quarterly reviews, the expenses of any liability insurance and the expenses and fees for the listing of the securities to be registered on each required securities exchange.
     (b) The Company will reimburse the Shareholder for the reasonable fees and disbursements of one law firm chosen by the Shareholder, such law firm to be reasonably satisfactory to the Company.
     (c) The Registration Expenses will not include, and the Shareholder will pay, any underwriting discounts and commissions incurred upon the sale of such securities.
     1.6. Indemnification and Contribution.
     (a) The Company agrees to indemnify the Shareholder, its officers and directors and each Person who controls the Shareholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same result from any information furnished in writing to the Company by or on behalf of the

Shareholder expressly for use therein or by the Shareholder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has been requested to furnish that holder with copies of the same. In connection with an underwritten offering, the Company will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Shareholder.
     (b) In connection with any registration statement in which the Shareholder is participating, the Shareholder will furnish to the Company in writing any information regarding the Shareholder and its intended method of distribution as the Company reasonably requests for use in connection with any registration statement or prospectus and will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the same result from any information so furnished in writing by or on behalf of the Shareholder; provided that the obligation to indemnify will be limited to the net amount of proceeds (before deducting expenses, if any) received by the Shareholder from the sale of Registrable Securities pursuant to the registration statement.
     (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in the indemnified party’s reasonable judgment a conflict of interest between the indemnified and indemnifying parties may exist with respect to any claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to that claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between the indemnified party and any other of the indemnified parties with respect to the claim. In any event, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without his or its consent, which consent will not be unreasonably withheld.
     (d) If the indemnification provided for under this Section 1.6 is unavailable (other than by reason of the application of the provisions of this Agreement) to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each indemnifying party thereunder will contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company and the Shareholder in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the Shareholder will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Shareholder and the parties’ relative intent and knowledge.
     (e) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1.6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 1.6(d). Notwithstanding anything herein to the contrary, the Shareholder will not be required to contribute any amount in excess of the amount by which the net amount of proceeds (before deducting expenses, if any) received by the Shareholder from the sale of Registrable Securities pursuant to the registration statement exceeds the amount of any damages that the Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
     (f) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of the indemnified party and will survive any transfer of securities.
     1.7. Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission which has been declared effective pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and will take such further action as the Shareholder may reasonably request, all to the extent required to enable the Shareholder to sell Registrable Securities pursuant to (a) Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission or (b) Short-Form Registrations. Upon request, the Company will give to the Shareholder a written statement as to whether it has complied with such requirements.
2. Appointment and Non-Removal of Directors.
          (a) The Shareholder agrees that it will use its best efforts to take all action necessary to support the initial election of the directors of the Company to staggered terms (the “classified board”) as described in the Company’s preliminary prospectus filed with the Securities and Exchange Commission (the “Preliminary Prospectus”) within the periods described in the Preliminary Prospectus.

          (b) The Shareholder further agrees that until it elects to end its support of the election of directors to a classified board, the Shareholder will not, and will cause each of its subsidiaries to not, vote to remove without cause any director elected to serve a term on a classified board; provided however that the Shareholder may at any time without cause vote to remove, or vote to cause the removal of, any director who was not elected to a staggered term on a classified board.
          (c) For the avoidance of doubt, the Shareholder agrees that the purpose of this Section 2 is to provide a director serving a staggered term on the classified board with the same tenure rights as a director elected to serve on a classified board of a corporation incorporated under the laws of the State of Delaware, notwithstanding the fact that the laws of the jurisdiction of incorporation of the Company may be different.
3. Pension Plan Payment.
          The Shareholder agrees with the Company that it will use or cause to be used a portion of the proceeds it obtains from the sale of shares in the IPO to make the following payments to the trustees of the Biwater Retirement and Security Scheme as described in the Preliminary Prospectus:
          (i) a GBP 10 million fixed payment, and
          (ii) a variable payment equal to 50% of the amount by which the total proceeds of the IPO, net of underwriting discounts and commissions and other expenses of the IPO, exceed $120 million, up to the value of the plan-specific deficit as calculated by the plan actuary at the time of the IPO, which was estimated to be £55.6 million as of March 31, 2007.
4. Definitions.
     (a) “Common Shares” means common shares of the Company’s Common Stock, par value EUR 0.50 per share.
     (b) “DR Reference Date” means such date that is one hundred eighty (180) days after the consummation of the Company’s IPO.
     (c) “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency, or political subdivision thereof
     (d) “Registrable Securities” means (i) any outstanding Common Shares held by the Shareholder or its successors and assigns and (ii) any Common Shares issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, those securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, the Shareholder will be deemed to be a holder of Registrable Securities whenever that Person has the right to acquire, directly or indirectly, those Registrable Securities (upon conversion or exercise), disregarding any restrictions or limitations upon such conversion or exercise and regardless of whether or not the acquisition has actually been effected.
     (e) “Securities Act” means the Securities Act of 1933, as amended.
     (f) “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.
5. Miscellaneous.
     (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Shareholder in this Agreement unless the Shareholder shall have consented to such agreement, which consent shall not be unreasonably withheld or delayed.
     (b) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce those rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.
     (c) Amendment or Waiver. The provisions of this Agreement may be amended or waived only with both the written approval of the Company and the Shareholder.
     (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the Shareholder are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities, including a Person who acquires the Registrable Securities through the exercise of its right as a pledgee of such Registrable Securities whether the pledge was entered into before or after the date of this Agreement. No other Person shall acquire or have any rights under or by virtue of this Agreement.

     (e) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, that provision will be ineffective only to the extent of the prohibition or invalidity, without invalidating the remainder of this Agreement.
     (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all counterparts taken together will constitute one and the same agreement.
     (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.
     (h) Governing Law. This Agreement will be governed by the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters.
     (i) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to the Company and the Shareholder at the addresses indicated below:

If to the Company, to:
Cascal B.V.
Biwater House
Station Approach
Dorking
Surrey RH4 1TZ
United Kingdom
Attention: Chief Executive Officer
With a copy to:
Alan N. Waxman, Esq.
Squire, Sanders & Dempsey LLP
350 Park Avenue
New York, New York 10022-6022
Telephone: (212) 872-9831
Fax: (212) 872-9815
If to the Shareholder, to:
Biwater Investments Limited
Station Approach
Dorking
Surrey RH4 1TZ
United Kingdom
Attention: Company Secretary
or to such other address or to the attention of such other Person as the recipient has specified by prior written notice to the sender.
     Except as otherwise provided in this Agreement, each notice shall be effective and shall be deemed delivered on the earlier of (i) its actual receipt, if delivered personally, by courier service, or by fax (on the condition that the sending party has confirmation of transmission receipt of the notice), or (ii) on the third (3rd) day after the notice is postmarked for mailing by first class, postage prepaid, certified, or registered, United States mail, with return receipt requested (whether or not the return receipt is subsequently received by the sender).
     (j) If the closing of the IPO does not occur on or before February 28, 2008, then this Agreement shall automatically terminate on that date.

[The remainder of this page has been left blank intentionally.]

     IN WITNESS WHEREOF, the parties have executed, or have caused their duly authorized representatives to execute, this Agreement as of the date first written above.
Company:
Cascal B.V.

By:	/s/ Stephane Richer
Shareholder:
Biwater Investments Limited

By:	/s/ Philip Wainwright

14